Exhibit 99

              Provident Financial Group Announces Financial Results
                         for the First Quarter of 2003
                             Reports 19% EPS Growth
                  Focusing Efforts on Executing Strategic Plan

Cincinnati,  April 30, 2003 - Provident  Financial Group,  Inc.  (Nasdaq:  PFGI)
announced  first quarter 2003  financial  results  today.  For the quarter ended
March 31,  2003,  earnings  per share  increased  19 percent to 51 cents from 43 cents in 2002's first  quarter.  First quarter 2003 net income also increased 19 percent to $25.8  million  from $21.6  million in 2002's  first  quarter.  First quarter  2003 returns on average  equity and assets were 11.76  percent and 0.59 percent,  respectively,  compared  with 10.45 percent and 0.53 percent in 2002's first quarter.

Robert  L.  Hoverson,   Provident's   President  and  Chief  Executive  Officer,
commented,  "We continue to focus our efforts on executing our strategic plan of reducing  risk and  strengthening  our  balance  sheet to  build  value  for our shareholders.  We continue to grow and invest in predictable  lines of business.
This quarter we reported our lowest  charge-off  ratio in the last two years and our loan loss reserve remains  unchanged from last quarter's  level.  Despite an increase in non-accruals this quarter,  we expect to see modest  improvements in our credit metrics over the remainder of the year.

"The  composition of our deposit  portfolio  continues to improve.  All lines of business are actively promoting deposit products and we continue to see positive results as evidenced by the consistent  increases in service  charges on deposit accounts.  Average  retail and commercial  deposits  increased 8 percent to $6.7 billion from $6.2 billion in last year's first quarter.

"Despite our announcements  earlier this year regarding our earnings restatement and the  reclassification  of our auto lease  portfolio,  the  direction  of our company is clear and our  strategy  for growth is the  correct  one.  Our future earnings  power is intact and we are  determined to continue on the path of risk reduction and  positioning  Provident for  consistent and  predictable  earnings growth."

Revenue & Expenses
------------------
First  quarter 2003 net interest  income was $83.0  million  compared with $78.3 million in last year's first quarter, and non-interest income was $194.2 million compared with $196.2  million.  Revenue was $277.1 million  compared with $274.5 million in last year's first quarter.  The net interest  margin was 2.37 percent compared  with 2.36  percent  last quarter and 2.47 percent in last year's first quarter.  First quarter 2003 non-interest  expenses were $222.1 million compared with $216.6 million in last year's first quarter.

                                      -1-

Loans & Asset Quality
---------------------
Average  loans for 2003's first  quarter were $9.1  billion  compared  with $8.8 billion in last year's first quarter.  Total loans outstanding on March 31, 2003 were $9.2 billion compared with $8.7 billion on March 31, 2002.

Key asset quality indicators:

o  The first quarter 2003  provision for loan and lease losses was $16.5 million compared  with $18.2  million last quarter and $24.2 million for 2002's first quarter.

o  The first quarter 2003  annualized net charge-offs to average total loans and leases were 0.73  percent  compared  with 0.98  percent last quarter and 1.02 percent for 2002's first quarter.

o  The  reserve for loan and lease  losses on March 31, 2003 was $201.0  million compared  with $201.1  million on December  31, 2002,  and $243.0  million on
   March 31,  2002.  The reserve for loan and lease losses on March 31, 2003 was
   2.20 percent of total loans and leases compared with 2.20 percent on December
   31, 2002 and 2.81 percent on March 31,  2002.  The reserve for loan and lease losses on March 31,  2003 was 99 percent of  non-performing  assets  compared with 110 percent on December 31, 2002 and 115 percent on March 31, 2002.

o  Non-performing  assets were $203.4  million on March 31, 2003  compared  with
   $182.2  million on December  31, 2002 and $211.5  million on March 31,  2002.
   Non-performing  assets  were 2.22  percent of total  loans,  leases and other non-performing  assets on March  31,  2003  compared  with  1.99  percent  on
   December 31, 2002 and 2.44 percent on March 31, 2002.

Deposits
--------
Average  retail and  commercial  deposits  for 2003's  first  quarter  were $6.7 billion, an increase of 8 percent from $6.2 billion in 2002's first quarter. For the period  ended  March 31,  2003,  retail and  commercial  deposits  were $6.7 billion, an increase of 6 percent from $6.3 billion on March 31, 2002.

Capital Position
----------------
Common  shareholders' equity was $872.0 million or $17.88 per share on March 31,
2003 compared  with $873.4  million or $17.91 per share on December 31, 2002. On
March 31,  2003  common  equity to assets was 4.92  percent and Tier I and total risk-based capital ratios were 9.82 percent and 11.69 percent respectively.

Conference Call & Webcast
-------------------------
A  conference  call and webcast will be held today at 2:00 p.m.  (ET).  The live call can be  accessed  by calling  1-877-818-4511.  A replay of the call will be available through Monday, May 5, 2003 by calling 1-800-642-1687 (passcode 986 54
91).  Both the live and  archived  webcast  can be  accessed  from the  Investor
Relations area of Provident's website at http://www.providentbank.com.

                                      -2-

Forward-Looking Statements
--------------------------
This news release contains certain  forward-looking  statements that are subject
to  numerous  assumptions,  risks  or  uncertainties.   The  Private  Securities
Litigation  Reform  Act of  1995  provides  a safe  harbor  for  forward-looking statements.  Actual results could differ  materially  from those contained in or implied by such  forward-looking  statements for a variety of factors including:
sharp  and/or  rapid  changes  in  interest  rates;  significant  changes in the anticipated  economic scenario which could materially change  anticipated credit quality  trends;  the ability to generate  loans and leases;  significant  cost, delay in,  or  inability  to  execute  strategic  initiatives  designed  to grow
revenues  and/or  manage   expenses;   consummation   of  significant   business
combinations or  divestitures;  and significant  changes in accounting,  tax, or regulatory  practices  or  requirements  and factors  noted in  connection  with forward-looking statements.  Additionally,  borrowers could suffer unanticipated losses without regard to general  economic  conditions.  The result of these and other  factors  could  cause  differences  from  expectations  in the  level  of defaults,  changes in the risk  characteristics of the loan and lease portfolio, and  changes  in the  provision  for  loan  and  lease  losses.  Forward-looking statements speak only as of the date made.  Provident  undertakes no obligations to update any  forward-looking  statements  to reflect  events or  circumstances arising after the date on which they are made.

About Provident Financial Group, Inc.
-------------------------------------
Provident Financial Group, Inc. is a bank holding company located in Cincinnati,
Ohio.  Its main  subsidiary,  The  Provident  Bank,  provides a diverse  line of banking and financial  products,  services and solutions  through retail banking offices located in Southwestern  Ohio,  Northern  Kentucky and the West Coast of
Florida,  and through  commercial  lending offices  located  throughout Ohio and surrounding  states.  Customers have access to banking  services  24-hours a day through Provident's  extensive network of ATMs,  Telebank,  a telephone customer service center,  and the Internet at  www.providentbank.com.  At March 31, 2003,
Provident  Financial Group had $9.2 billion in loans outstanding,  $10.7 billion in deposits,  and assets of $17.7  billion.  Provident  has served the financial needs of its customers for 100 years,  and currently 3,400 Provident  associates serve approximately 600,000 customers.  Provident Financial Group's common stock trades on the Nasdaq Stock Market under the symbol PFGI.

For further information, please contact:
----------------------------------------
Christopher J. Carey
Executive Vice President & Chief Financial Officer
1-513-639-4644 / 1-800-851-9521
e-mail: IR@PROVIDENT-FINANCIAL.COM

                                      -3-

                         Provident Financial Group, Inc.

                   Selected Consolidated Financial Information

                                 March 31, 2003

                                   (unaudited)

Contents                                                                    Page
--------                                                                    ----

Forward-Looking Statements
--------------------------

This document  contains certain  forward-looking  statements that are subject to numerous assumptions, risks or uncertainties.  The Private Securities Litigation
Reform Act of 1995 provides a safe harbor for forward-looking statements. Actual results  could  differ  materially  from those  contained  in or implied by such forward-looking  statements  for a variety of factors  including:  sharp  and/or rapid changes in interest rates; significant changes in the anticipated economic scenario which could materially change  anticipated  credit quality trends;  the ability to generate loans and leases;  significant cost, delay in, or ability to execute strategic  initiatives designed to grow revenues and/or manage expenses;
consummation  of  significant   business   combinations  or  divestitures;   and
significant changes in accounting,  tax, or regulatory practices or requirements and factors noted in connection with forward-looking  statements.  Additionally, borrowers could suffer  unanticipated  losses without regard to general economic conditions.  The result of these and other factors could cause  differences from expectations in the level of defaults,  changes in the risk  characteristics  of the loan and lease  portfolio,  and changes in the  provision for loan and lease losses.  Forward-looking  statements  speak only as of the date made.  Provident undertakes no  obligations to update any  forward-looking  statements to reflect events or circumstances arising after the date on which they are made.

                                      -4-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Financial Highlights
(unaudited)

                                                                  Three Months Ended March 31,
                                                                -------------------------------
For The Period Ended March 31                                      2003        2002    % Change
-----------------------------------------------------------------------------------------------
PER COMMON SHARE:
  Net Income
       Basic                                                    $   .52     $   .43       20.9%
       Diluted                                                      .51         .43       18.6%
  Dividends                                                         .24         .24        0.0%
  Book Value                                                      17.88       16.63        7.5%

RESULTS OF OPERATIONS: (In Millions)
    Net Interest Income                                         $  83.0     $  78.3        6.0%
    Provision for Loan and Lease Losses                            16.5        24.2      (31.7)%
    Net Income                                                     25.8        21.6       19.4%

FINANCIAL RATIOS:
    Performance Ratios:
        Return on Average Assets                                   0.59%       0.53%
        Return on Average Shareholders' Equity                    11.76       10.45
        Average Shareholders' Equity to Average Assets             5.01        5.06
        Net Interest Margin                                        2.37        2.47
    Capital Adequacy Ratios (Period End):
        Shareholders' Equity to Total Assets                       4.96        5.07
        Tier I Leverage Ratio                                      7.77        6.76
        Risk-Based Capital Ratio - Tier I Capital                  9.82        8.26
        Risk-Based Capital Ratio - Total Capital                  11.69       10.78
          (Current Period Regulatory Ratios are Estimated)

ASSET QUALITY RATIOS:
    Reserve for Loan and Lease Losses to:
       Total Loans and Leases                                      2.20%       2.81%
       Nonaccrual Loans                                          110.91      132.51
    Nonperforming Assets to:
       Total Loans, Leases and Other Nonperforming Assets          2.22        2.44
       Total Assets                                                1.15        1.30
    Net Charge-Off's to
       Average Total Loans and Leases (Annualized)                  .73        1.02

AVERAGE BALANCES: (In Millions)
    Total Loans and Leases                                      $ 9,085     $ 8,758        3.7%
    Earning Assets                                               14,194      12,873       10.3%
    Leased Equipment                                              2,242       2,606      (14.0)%
    Assets                                                       17,534      16,361        7.2%
    Deposits                                                     10,107       8,814       14.7%
    Interest Bearing Liabilities                                 14,978      14,194        5.5%
    Shareholders' Equity                                            878         827        6.2%

PERIOD END BALANCES: (In Millions)
    Total Loans and Leases                                      $ 9,152     $ 8,651        5.8%
    Leased Equipment                                              2,182       2,560      (14.8)%
    Assets                                                       17,726      16,305        8.7%
    Deposits                                                     10,665       8,906       19.8%
    Shareholders' Equity                                            879         826        6.4%

OFF-BALANCE SHEET SECURITIZED LOANS AND LEASES: (In Millions)
    Residential Mortgage                                        $ 1,619     $ 2,412      (32.9)%
    Home Equity                                                     178         269      (33.8)%
    Direct Finance Leasing                                           80         179      (55.3)%
                                                                -------     -------
    Total Off-Balance Sheet Securitized Loans and Leases        $ 1,877     $ 2,860      (34.4)%
(See Asset Securitization Sales Note to Consolidated Financial Statements within the Company's  Form 10-K for  further  discussion  of these  off-balance  sheet assets.)

                                      -5-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Statements Of Income
(unaudited)
                                                       Three Months Ended
                                                            March 31,
                                               --------------------------------
(Dollars In Thousands Except Per Share Data)       2003        2002    % Change
-------------------------------------------------------------------------------
Net Interest Income                            $ 82,959    $ 78,295        6.0%

Provision for Loan and Lease Losses              16,521      24,205      (31.7)%

Noninterest Income:
  Service Charges on Deposit Accounts            12,332      10,449       18.0%
  Loan Servicing Fees                            10,660       7,998       33.3%
  Commercial Mortgage Banking Revenue            10,297       5,746       79.2%
  Other Service Charges and Fees                 11,736       9,899       18.6%
  Leasing Income                                138,861     154,981      (10.4)%
  Cash Gain on Sale of Loans                      4,942       2,640       87.2%
  Warrant Gains                                     328           -        n/m
  Net Securities Gains                            1,500           -        n/m
  Other                                           3,518       4,517      (22.1)%
                                               --------    --------
     Total Noninterest Income                   194,174     196,230       (1.0)%

Noninterest Expense:
  Salaries, Wages and Benefits                   61,984      56,389        9.9%
  Charges and Fees                                7,822       7,651        2.2%
  Occupancy                                       6,228       6,018        3.5%
  Leasing Expense                                95,760     106,865      (10.4)%
  Equipment Expense                               6,949       6,207       12.0%
  Professional Services                           8,398       6,085       38.0%
  Minority Interest Expense                       3,197           -        n/m
  Other                                          31,745      27,397       15.9%
                                               --------    --------
     Total Noninterest Expense                  222,083     216,612        2.5%
                                               --------    --------
       Income Before Income Taxes                38,529      33,708       14.3%

Applicable Income Taxes                          12,715      12,092        5.2%
                                               --------    --------
          Net Income                           $ 25,814    $ 21,616       19.4%
                                               ========    ========
Other Data:
  Earnings Per Common Share - Basic            $   0.52    $   0.43       20.9%
  Earnings Per Common Share - Diluted          $   0.51    $   0.43       18.6%
  Dividends Paid Per Common Share              $   0.24    $   0.24        0.0%
  Return on Assets                                 0.59%       0.53%
  Return on Equity                                11.76%      10.45%
  Net Interest Margin (FTE)                        2.37%       2.47%
  Full-Time Equivalent Employees                  3,333       3,204

n/m - not meaningful

                                      -6-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Quarterly Statements Of Income
(unaudited)
                                                  2003                                2002
                                               --------    --------------------------------------------------------
                                                  First      Fourth       Third      Second       First        Full
(Dollars In Thousands Except Per Share Data)    Quarter     Quarter     Quarter     Quarter     Quarter        Year
-------------------------------------------------------------------------------------------------------------------
Net Interest Income                            $ 82,959    $ 80,909    $ 77,626    $ 78,728    $ 78,295    $315,558

Provision for Loan and Lease Losses              16,521      18,237      23,532      33,575      24,205      99,549

Noninterest Income:
  Service Charges on Deposit Accounts            12,332      12,139      11,681      10,915      10,449      45,184
  Loan Servicing Fees                            10,660      11,550       9,018       8,414       7,998      36,980
  Commercial Mortgage Banking Revenue            10,297       8,222       5,365       6,021       5,746      25,354
  Other Service Charges and Fees                 11,736      12,754      10,744      12,021       9,899      45,418
  Leasing Income                                138,861     148,107     150,135     152,664     154,981     605,887
  Cash Gain on Sale of Loans                      4,942       3,556       5,001       4,494       2,640      15,691
  Warrant Gains                                     328           -           -       8,186           -       8,186
  Net Securities Gains                            1,500       1,309         633         654           -       2,596
  Other                                           3,518       6,650       5,820       3,209       4,517      20,196
                                               --------    --------    --------    --------    --------    --------
     Total Noninterest Income                   194,174     204,287     198,397     206,578     196,230     805,492

Noninterest Expense:
  Salaries, Wages and Benefits                   61,984      60,918      57,141      58,730      56,389     233,178
  Charges and Fees                                7,822       7,752       7,029       8,099       7,651      30,531
  Occupancy                                       6,228       5,808       5,861       5,950       6,018      23,637
  Leasing Expense                                95,760     102,416     102,690     104,537     106,865     416,508
  Equipment Expense                               6,949       6,483       5,680       5,975       6,207      24,345
  Professional Services                           8,398       7,679       6,007       6,219       6,085      25,990
  Minority Interest Expense                       3,197       3,180       3,223         666           -       7,069
  Other                                          31,745      32,464      28,448      26,461      27,397     114,770
                                               --------    --------    --------    --------    --------    --------
     Total Noninterest Expense                  222,083     226,700     216,079     216,637     216,612     876,028
                                               --------    --------    --------    --------    --------    --------
       Income Before Income Taxes                38,529      40,259      36,412      35,094      33,708     145,473

Applicable Income Taxes                          12,715      13,630      12,376      11,924      12,092      50,022
                                               --------    --------    --------    --------    --------    --------
          Net Income                           $ 25,814    $ 26,629    $ 24,036    $ 23,170    $ 21,616    $ 95,451
                                               ========    ========    ========    ========    ========    ========
Other Data:
  Earnings Per Common Share - Basic            $   0.52    $   0.54    $   0.49    $   0.47    $   0.43    $   1.94
  Earnings Per Common Share - Diluted          $   0.51    $   0.52    $   0.47    $   0.46    $   0.43    $   1.88
  Dividends Paid Per Common Share              $   0.24    $   0.24    $   0.24    $   0.24    $   0.24    $   0.96
  Return on Assets                                 0.59%       0.62%       0.59%       0.57%       0.53%       0.58%
  Return on Equity                                11.76%      12.38%      11.33%      10.91%      10.45%      11.27%
  Net Interest Margin (FTE)                        2.37%       2.36%       2.37%       2.45%       2.47%       2.41%
  Full-Time Equivalent Employees                  3,333       3,307       3,214       3,240       3,204

                                      -7-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Period End Balance Sheets
(unaudited)
                                                2003                                    2002
                                           ------------    ------------------------------------------------------------
                                                  First          Fourth           Third          Second           First
(In Thousands)                                  Quarter         Quarter         Quarter         Quarter         Quarter
-----------------------------------------------------------------------------------------------------------------------
ASSETS
  Cash and Due From Banks                  $    340,141    $    351,994    $    327,467    $    244,147    $    227,137
  Federal Funds Sold and
    Reverse Repurchase Agreements               561,446         188,925         119,464          56,337          96,313
  Trading Account Securities                    111,516         127,848         204,202          81,739         100,002
  Loans and Leases Held For Sale                255,593         436,884         189,581         328,453         125,421
  Investment Securities                       4,320,723       4,215,238       4,138,464       3,815,609       3,897,222
  Loans and Leases:
    Corporate Lending:
        Commercial                            4,515,888       4,482,373       4,418,133       4,289,690       4,321,443
        Mortgage                                947,205         960,636         973,833         873,726         862,514
        Construction                            528,824         510,331         510,410         575,655         563,425
        Lease Financing                       1,233,533       1,273,901       1,255,574       1,242,558       1,143,657
                                           ------------    ------------    ------------    ------------    ------------
               Total Corporate Lending        7,225,450       7,227,241       7,157,950       6,981,629       6,891,039
    Consumer Lending:
       Installment                            1,362,896       1,306,761       1,164,509       1,008,386         911,151
       Residential                              519,632         599,793         676,971         750,045         848,676
        Lease Financing                          43,522               -               -               -               -
                                           ------------    ------------    ------------    ------------    ------------
               Total Consumer Lending         1,926,050       1,906,554       1,841,480       1,758,431       1,759,827
                                           ------------    ------------    ------------    ------------    ------------
      Total Loans and Leases                  9,151,500       9,133,795       8,999,430       8,740,060       8,650,866
    Reserve for Loan and Lease Losses          (201,020)       (201,051)       (204,809)       (214,860)       (243,019)
                                           ------------    ------------    ------------    ------------    ------------
          Net Loans and Leases                8,950,480       8,932,744       8,794,621       8,525,200       8,407,847
  Leased Equipment                            2,181,823       2,350,356       2,397,967       2,479,125       2,559,580
  Premises and Equipment                         98,853         101,513         101,003         101,230         101,794
  Goodwill                                       82,651          82,651          82,651          82,432          82,432
  Other Assets                                  823,194         751,856         741,695         861,061         707,543
                                           ------------    ------------    ------------    ------------    ------------
                                           $ 17,726,420    $ 17,540,009    $ 17,097,115    $ 16,575,333    $ 16,305,291
                                           ============    ============    ============    ============    ============
LIABILITIES AND
  SHAREHOLDERS' EQUITY
Liabilities:
  Deposits:
    Noninterest Bearing                    $  1,163,209    $  1,141,990    $    988,508    $    844,256    $    849,694
    Interest Bearing                          9,502,086       8,706,989       8,284,737       8,548,319       8,056,706
                                           ------------    ------------    ------------    ------------    ------------
      Total Deposits                         10,665,295       9,848,979       9,273,245       9,392,575       8,906,400
  Short-Term Debt                             1,506,797       1,925,005       1,886,715       1,314,980       1,668,360
  Long-Term Debt                              3,661,219       3,842,657       4,017,644       3,976,155       3,962,991
  Guaranteed Preferred Beneficial
     Interests in Company's Junior
     Subordinated Debentures                    451,179         451,074         450,969         450,864         450,759
  Minority Interest                             160,966         160,966         163,337         161,213               -
  Accrued Interest and Other Liabilities        401,981         430,957         449,889         434,465         490,767
                                           ------------    ------------    ------------    ------------    ------------
      Total Liabilities                      16,847,437      16,659,638      16,241,799      15,730,252      15,479,277
Shareholders' Equity:
  Preferred Stock                                 7,000           7,000           7,000           7,000           7,000
  Common Stock                                   14,454          14,454          14,409          14,427          14,603
  Capital Surplus                               298,498         298,025         298,731         298,898         322,836
  Retained Earnings                             619,444         604,013         589,533         577,579         566,481
  Accumulated Other
     Comprehensive Income                       (60,413)        (43,121)        (54,357)        (52,823)        (84,906)
                                           ------------    ------------    ------------    ------------    ------------
    Total Shareholders' Equity                  878,983         880,371         855,316         845,081         826,014
                                           ------------    ------------    ------------    ------------    ------------
                                           $ 17,726,420    $ 17,540,009    $ 17,097,115    $ 16,575,333    $ 16,305,291
                                           ============    ============    ============    ============    ============

                                      -8-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Credit Loss Experience
(unaudited)
                                       2003                                2002
                                    --------    --------------------------------------------------------
                                       First      Fourth       Third      Second       First        Full
(Dollars In Thousands)               Quarter     Quarter     Quarter     Quarter     Quarter        Year
--------------------------------------------------------------------------------------------------------
Reserve for Loan and Lease Losses
  At Beginning of Period            $201,051    $204,809    $214,860    $243,019    $241,143    $241,143

Provision Charged to Expense          16,521      18,237      23,532      33,575      24,205      99,549

Net Charge-Offs:
 Corporate Lending:
   Commercial                          8,093       7,244      24,859      25,057      13,937      71,097
   Mortgage                               46           -          22           -          24          46
   Construction                           65         150         379           -         300         829
   Lease Financing                     3,294      10,101       2,620      21,635       4,324      38,680
                                    --------    --------    --------    --------    --------    --------
     Net Corporate Lending            11,498      17,495      27,880      46,692      18,585     110,652
 Consumer Lending:
   Installment                           576         753         850         782         727       3,112
   Residential                         4,478       3,747       4,853      14,260       3,017      25,877
   Lease Financing                         -           -           -           -           -           -
                                    --------    --------    --------    --------    --------    --------
     Net Consumer Lending              5,054       4,500       5,703      15,042       3,744      28,989
                                    --------    --------    --------    --------    --------    --------
        Net Charge-Offs               16,552      21,995      33,583      61,734      22,329     139,641
                                    --------    --------    --------    --------    --------    --------
Reserve for Loan and Lease Losses
  At End of Period                  $201,020    $201,051    $204,809    $214,860    $243,019    $201,051
                                    ========    ========    ========    ========    ========    ========
Net Charge-Offs to Average Total Loans and Leases: (Annualized)
 Corporate Lending:
   Commercial                           0.73%       0.66%       2.35%       2.37%       1.27%       1.65%
   Mortgage                             0.02%          -%       0.01%          -%       0.01%       0.01%
   Construction                         0.05%       0.11%       0.28%          -%       0.21%       0.15%
   Lease Financing                      1.06%       3.25%       0.85%       7.25%       1.55%       3.23%
                                        ----        ----        ----        ----        ----        ----
     Total Corporate Lending            0.64%       0.98%       1.61%       2.72%       1.07%       1.59%
 Consumer Lending:
   Residential                          3.25%       2.46%       2.83%       7.21%       1.39%       3.51%
   Installment                          0.17%       0.24%       0.31%       0.32%       0.31%       0.30%
   Lease Financing                         -%          -%          -%          -%          -%          -%
                                        ----        ----        ----        ----        ----        ----
     Total Consumer Lending             1.04%       0.98%       1.29%       3.43%       0.83%       1.62%
                                        ----        ----        ----        ----        ----        ----
       Total Loans and Leases           0.73%       0.98%       1.55%       2.87%       1.02%       1.59%
                                        ====        ====        ====        ====        ====        ====

                                      -9-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Nonperforming Assets
(unaudited)
                                                           2003                         2002
                                                        --------    --------------------------------------------
                                                           First      Fourth       Third      Second       First
(Dollars In Thousands)                                   Quarter     Quarter     Quarter     Quarter     Quarter
----------------------------------------------------------------------------------------------------------------
Nonaccrual Loans:
 Corporate Lending:
   Commercial                                           $123,912    $ 99,805    $117,571    $108,330    $111,727
   Mortgage                                                7,298      11,783      10,619       5,546       1,938
   Construction                                            1,321       1,746       2,243       7,268       1,984
   Lease Financing                                         2,792       4,008       3,952       3,497       5,223
                                                        --------    --------    --------    --------    --------
       Total Corporate Lending                           135,323     117,342     134,385     124,641     120,872
 Consumer Lending:
   Installment                                                 -           -           -           -           -
   Residential                                            45,927      49,091      44,548      35,920      62,530
   Lease Financing                                             -           -           -           -           -
                                                        --------    --------    --------    --------    --------
       Total Consumer Lending                             45,927      49,091      44,548      35,920      62,530
                                                        --------    --------    --------    --------    --------
           Total Nonaccrual Loans                        181,250     166,433     178,933     160,561     183,402

Other Nonperforming Assets                                22,172      15,780      14,579      25,471      28,098
                                                        --------    --------    --------    --------    --------
    Total Nonperforming Assets                          $203,422    $182,213    $193,512    $186,032    $211,500
                                                        ========    ========    ========    ========    ========

Loans 90 Days Past Due Still Accruing                   $ 36,038    $ 29,918    $ 30,482    $ 29,186    $ 29,390

Reserve for Loan and Lease Losses as a Percent of:
  Nonaccrual Loans                                        110.91%     120.80%     114.46%     133.82%     132.51%
  Nonperforming Assets                                     98.82%     110.34%     105.84%     115.50%     114.90%
  Total Loans and Leases                                    2.20%       2.20%       2.28%       2.46%       2.81%
Nonaccrual Loans as a % of Total Loans and Leases           1.98%       1.82%       1.99%       1.84%       2.12%
Nonperforming Assets as a Percent of:
  Total Loans, Leases  and Other Nonperforming Assets       2.22%       1.99%       2.15%       2.12%       2.44%
  Total Assets                                              1.15%       1.04%       1.13%       1.12%       1.30%

                                      -10-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Average Balances and Rates
On a Fully Taxable Equivalent Basis
(unaudited)
                                            2003                          2002
                                     -----------------   -------------------------------------
                                       First Quarter       Fourth Quarter      Third Quarter
                                     -----------------   -----------------   -----------------
                                      Average  Average    Average  Average    Average  Average
(Dollars In Millions)                 Balance     Rate    Balance     Rate    Balance     Rate
----------------------------------------------------------------------------------------------
Assets:
  Loans and Leases:
     Corporate Lending:
         Commercial                   $ 4,446     5.66%   $ 4,404     6.13%   $ 4,227     6.36%
         Mortgage                         934     5.83        943     5.88        930     6.08
         Construction                     522     4.19        524     4.28        533     4.56
         Lease Financing                1,246     8.85      1,245     8.65      1,233     9.06
                                       ------    -----     ------    -----     ------    -----
             Total Corporate Lending    7,148     6.13      7,116     6.40      6,923     6.67
     Consumer Lending:
         Installment                    1,352     5.12      1,232     5.50      1,080     6.16
         Residential                      552    11.68        609     9.83        685     9.64
         Lease Financing                   33     7.92          -        -          -        -
                                       ------    -----     ------    -----     ------    -----
             Total Consumer Lending     1,937     7.04      1,841     6.94      1,765     7.51
                                       ------    -----     ------    -----     ------    -----
      Total Loans and Leases            9,085     6.32      8,957     6.51      8,688     6.84
 Investment Securities                  4,292     4.90      4,149     5.26      3,789     5.49
 Federal Funds Sold and Reverse
     Repurchase Agreements                313     2.13        161     2.59        102     2.66
 Other Short-Term Investments             504     5.35        366     5.76        407     5.28
                                       ------    -----     ------    -----     ------    -----
       Total Earning Assets            14,194     5.76     13,633     6.07     12,986     6.36
  Cash and Due From Banks                 311                 324                 245
  Leased Equipment                      2,242               2,369               2,429
  Other Assets                            787                 788                 703
                                      -------             -------             -------
      Total Assets                    $17,534             $17,114             $16,363
                                      =======             =======             =======
Liabilities and
  Shareholders' Equity:
  Deposits:
    Demand Deposits                   $ 1,053     1.43    $   944     1.60    $   778     1.61
    Savings Deposits                    1,419     1.76      1,464     1.82      1,417     2.03
    Time Deposits                       6,498     2.94      5,960     3.43      6,211     3.49
                                       ------    -----     ------    -----     ------    -----
      Total Deposits                    8,970     2.57      8,368     2.94      8,406     3.07
  Short-Term Debt:
    Federal Funds Purchased and
      Repurchase Agreements             1,488     2.11      1,494     2.26        849     2.90
    Commercial Paper                      300     1.47        295     1.82        268     1.97
                                       ------    -----     ------    -----     ------    -----
      Total Short-Term Debt             1,788     2.00      1,789     2.19      1,117     2.68
  Long-Term Debt                        3,769     5.20      3,939     5.07      4,019     5.13
  Junior Subordinated Debentures          451     4.22        451     4.56        451     5.28
                                       ------    -----     ------    -----     ------    -----
    Total Interest Bearing Liabilities 14,978     3.22     14,547     3.48     13,993     3.70
  Noninterest Bearing Deposits          1,137               1,113                 934
  Minority Interest                       161                 160                 162
  Other Liabilities                       380                 434                 425
  Shareholders' Equity                    878                 860                 849
                                      -------             -------             -------
     Total Liabilities and
        Shareholders' Equity          $17,534             $17,114             $16,363
                                      =======             =======             =======
Net Interest Spread                               2.54%               2.59%               2.66%
                                                  ====                ====                ====
Net Interest Margin                               2.37%               2.36%               2.37%
                                                  ====                ====                ====

                                                                2002
                                     ---------------------------------------------------------
                                      Second Quarter       First Quarter         Full Year
                                     -----------------   -----------------   -----------------
                                      Average  Average    Average  Average    Average  Average
(Dollars In Millions)                 Balance     Rate    Balance     Rate    Balance     Rate
----------------------------------------------------------------------------------------------
Assets:
  Loans and Leases:
     Corporate Lending:
         Commercial                   $ 4,231     6.33%   $ 4,386     6.55%   $ 4,312     6.34%
         Mortgage                         878     6.42        882     6.54        909     6.22
         Construction                     560     4.38        567     4.82        546     4.51
         Lease Financing                1,194     9.22      1,117     9.84      1,199     9.16
                                       ------    -----     ------    -----     ------    -----
             Total Corporate Lending    6,863     6.68      6,952     6.94      6,966     6.67
     Consumer Lending:
         Installment                      965     6.41        937     6.99      1,054     6.21
         Residential                      791     9.60        869     9.30        737     9.59
         Lease Financing                    -        -          -        -          -        -
                                       ------    -----     ------    -----     ------    -----
             Total Consumer Lending     1,756     7.85      1,806     8.11      1,791     7.60
                                       ------    -----     ------    -----     ------    -----
      Total Loans and Leases            8,619     6.92      8,758     7.18      8,757     6.86
 Investment Securities                  3,866     5.90      3,721     5.82      3,882     5.61
 Federal Funds Sold and Reverse
     Repurchase Agreements                127     2.85        109     2.79        125     2.71
 Other Short-Term Investments             299     6.55        285     6.15        341     5.85
                                       ------    -----     ------    -----     ------    -----
       Total Earning Assets            12,911     6.57     12,873     6.72     13,105     6.42
  Cash and Due From Banks                 212                 238                 255
  Leased Equipment                      2,505               2,606               2,477
  Other Assets                            678                 644                 701
                                      -------             -------             -------
      Total Assets                    $16,306             $16,361             $16,538
                                      =======             =======             =======
Liabilities and
  Shareholders' Equity:
  Deposits:
    Demand Deposits                   $   546     1.12    $   512     1.01    $   696     1.40
    Savings Deposits                    1,475     1.97      1,535     2.05      1,472     1.97
    Time Deposits                       6,446     3.66      5,920     4.00      6,134     3.64
                                       ------    -----     ------    -----     ------    -----
      Total Deposits                    8,467     3.20      7,967     3.43      8,302     3.16
  Short-Term Debt:
    Federal Funds Purchased and
      Repurchase Agreements               906     2.90      1,481     2.47      1,182     2.56
    Commercial Paper                      284     1.93        273     1.92        280     1.91
                                       ------    -----     ------    -----     ------    -----
      Total Short-Term Debt             1,190     2.67      1,754     2.38      1,462     2.44
  Long-Term Debt                        3,974     5.14      4,022     5.18      3,990     5.13
  Junior Subordinated Debentures          451     5.47        451     5.34        451     5.16
                                       ------    -----     ------    -----     ------    -----
    Total Interest Bearing Liabilities 14,082     3.78     14,194     3.86     14,205     3.70
  Noninterest Bearing Deposits            881                 847                 945
  Minority Interest                        34                   -                  90
  Other Liabilities                       460                 493                 451
  Shareholders' Equity                    849                 827                 847
     Total Liabilities and
                                      -------             -------             -------
        Shareholders' Equity          $16,306             $16,361             $16,538
                                      =======             =======             =======
Net Interest Spread                               2.79%               2.86%               2.72%
                                                  ====                ====                ====
Net Interest Margin                               2.45%               2.47%               2.41%
                                                  ====                ====                ====

                                      -11-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Capital Data
(unaudited)
                                                  2003                                 2002
                                               --------    -------------------------------------------------------
                                                  First      Fourth       Third      Second      First        Full
                                                Quarter     Quarter     Quarter     Quarter     Quarter       Year
                                               -------------------------------------------------------------------
Per Common Share:
Shares Outstanding (In Thousands):
  Average - Basic                                48,776      48,744      48,616      48,646      49,228     48,806
  Average - Diluted                              50,766      50,740      50,727      50,915      50,588     50,743
  Period-End                                     48,759      48,760      48,611      48,672      49,257
Book Value                                     $  17.88    $  17.91    $  17.45    $  17.22    $  16.63
Price:
  High                                         $  28.91    $  28.05    $  29.51    $  31.35    $  29.97    $ 31.35
  Low                                             21.23       21.48       24.28       24.42       22.17      21.48
  Period-End                                      21.23       26.03       25.09       29.01       28.80

Capital Ratios (Dollars in Millions):
Risk-Based Capital (Current Qtr Estimated):
  Risk-Adjusted Assets                         $ 13,833    $ 14,221    $ 13,840    $ 13,489    $ 13,363
  Tier 1 Capital                               $  1,359    $  1,337    $  1,321    $  1,295    $  1,104
     Percentage of Risk Adjusted Assets            9.82%       9.40%       9.55%       9.60%       8.26%
  Total Capital                                $  1,617    $  1,625    $  1,609    $  1,585    $  1,441
    Percentage of Risk Adjusted Assets            11.69%      11.43%      11.62%      11.75%      10.78%
  Tier 1 Leverage Ratio                            7.77%       7.81%       8.09%       7.97%       6.76%
Period End Shareholders' Equity
  to Total Period-End Assets                       4.96%       5.02%       5.00%       5.10%       5.07%
Period-End Tangible Shareholders' Equity
  to Total Period-End Tangible Assets              4.45%       4.49%       4.45%       4.53%       4.48%
Average Shareholders' Equity
  to Total Average Assets                          5.01%       5.03%       5.19%       5.21%       5.06%      5.12%
Average Tangible Shareholders' Equity
  to Total Average Tangible Assets                 4.48%       4.48%       4.61%       4.62%       4.47%      4.55%

                                      -12-

Provident Financial Group, Inc. and Subsidiaries
Supplementary Data
(unaudited)

In conjunction with the  reclassification  of the company's auto leases from the loan  category to leased  equipment,  which is not  included in loans or earning assets,  the company believes this  presentation aids in illustrating the impact the  reclassification  has on certain performance measures as illustrated below.
This is not  intended to imply  that,  if this  reclassification  were not made, these measures would be precisely  equal to the adjusted  measures listed below.
Instead,  we are providing this data to demonstrate in a general sense how these measures would look if the leased equipment were treated as an earning asset and operating lease income and depreciation expense were included in revenues.

                                                                     Three Months Ended
                                                      ------------------------------------------------
(In Thousands)                                        March 31, 2003   Dec. 31, 2002    March 31, 2002
------------------------------------------------------------------------------------------------------
Net Interest Income                                   $     82,959     $     80,909     $     78,295
     Add:  Operating Lease Income                          138,861          148,107          154,981
     Less:  Depreciation on Operating Leases               (99,653)        (101,885)        (107,928)
                                                      ------------     ------------     ------------
Net Financing Income                                  $    122,167     $    127,131     $    125,348

Noninterest Income                                    $    194,174     $    204,287     $    196,230
     Less:  Operating Lease Income                        (138,861)        (148,107)        (154,981)
                                                      ------------     ------------     ------------
Noninterest Income Excluding Operating Lease Income   $     55,313     $     56,180     $     41,249

Total Financing Revenues                              $    177,480     $    183,311     $    166,597

Noninterest Expenses                                  $    222,083     $    226,700     $    216,612
     Less: Depreciation on Operating Leases                (99,653)        (101,885)        (107,928)
                                                      ------------     ------------     ------------
Noninterest Expenses Excluding
  Depreciation on Operating Leases                    $    122,430     $    124,815     $    108,684

Average Earning Assets                                $ 14,194,000     $ 13,633,000     $ 12,873,000
     Add:  Average Leased Equipment                      2,242,000        2,369,000        2,606,000
                                                      ------------     ------------     ------------
Average Earning Assets Including Leased Equipment     $ 16,436,000     $ 16,002,000     $ 15,479,000

Net Interest Margin Ratio - GAAP Basis                        2.37%            2.36%            2.47%

Net Financing Income Ratio                                    3.01%            3.15%            3.28%

Noninterest Expenses as a Percent of
  Total Revenues - GAAP Basis                                   80%              79%              79%

Noninterest Expenses Excluding Depreciation on
  Operating Leases as a Percent of Total Revenues
  Which Includes Depreciation on Operating Leases               69%              68%              65%

The company has average leased  equipment which as a percentage of total average assets were 12.8%,  13.8% and 15.9% for the  periods  presented.  Because of the significance of the leased equipment,  which generates  significant revenues but are not  included in earning  assets in the  financial  statements,  the company believes  that in order to compare  some of the  company's  key metrics to other banks,  the impact these  financing  assets have on the  company's  net interest margin and its noninterest  expenses as a percentage of total revenues should be illustrated.  Additionally,  from an internal management perspective, the leased equipment is included in the company's overall interest sensitivity analysis and these assets are typically  priced based on the company's cost of funds.  In the financial  statements,  the financing  cost directly  related to these assets is included in net  interest  income and the related  operating  lease  revenue and depreciation  is  reported  separately  in  noninterest  income and  noninterest expense.  The revenue  and expense  amounts  listed  above are derived  from the company's income statements and statements of cash flows. The balance sheet data is derived from the company's average balance sheets.

                                      -13-